                                                             EXHIBIT 10.1

                              FINANCING AGREEMENT
                              -------------------

  THIS FINANCING AGREEMENT (this "Agreement") is made as of September 1, 1998,
                                  ---------
by and among EAGLE EYE TECHNOLOGIES, INC., a Virginia corporation (the

"Company") and Template Software, Inc., a Virginia ("Template").
 -------                                             --------

                                   RECITALS
                                   --------


  A.  In connection with the Software Development and Sale Agreement
(and related license agreement) of even date herewith between the parties (the

"Development Agreement") pursuant to which Template will provide software and
----------------------
services to the Company with respect to the creation and maintenance of the Company's Service Operations Center ("SOC"), Template has agreed to extend funds
                                      ---
to the Company in the aggregate amount of $1,000,000, evidenced by a convertible promissory note made to Template (the "First Loan") and convertible into 66,695
                                       ----------
shares of the Company's Common Stock, no par value.


  B. In an effort to induce each other to enter into the transactions contemplated hereby, the Company has agreed to issue Template a warrant to purchase an additional 66,695 shares of Common Stock, for an aggregate purchase price of $1,000,000 and Template has agreed to make available to the Company an additional $500,000, which Template will loan to the Company upon the written request of the Company on substantially the same terms as the First Loan (with the exception that such loan shall be convertible into 33,348 shares of Common Stock) (the "Second Loan").
             -----------

                                   AGREEMENT
                                   ---------

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

  1.      NOTE AND WARRANT.
  --      ----------------

    1.1 On the date hereof, in exchange for the issuance of (i) a convertible promissory note, in the form of Exhibit A hereto (the "Note"); and (ii) a
                                ---------              ----
Warrant, in the form of Exhibit B hereto (the "Warrant"), Template shall pay to
                        ---------              -------
the Company, by wire transfer of immediately available funds, the aggregate
amount of $1,000,000.   In connection with the issuance of the Note, the Company
shall execute a security agreement, in the form of Exhibit C hereto (the
                                                   ---------
"Security Agreement") and a financing statement, in the form of Exhibit D hereto
-------------------                                             ---------
(the "Financing Statement").    This Agreement, the Note, the Security
      -------------------
Agreement, the Financing Statement and any other document executed or delivered by the Company in connection herewith shall be referred to herein as the "Loan
                                                                          ----
Documents."
---------

    1.2 The Company may, in its sole discretion, request in writing that Template fund the Second Loan, and Template shall promptly advance the Company the aggregate amount of $500,000 by wire transfer of immediately available funds. In the event the Company requests, in writing, the Second Loan, the Company shall execute a note, security agreement and financing statement, in substantially the form attached hereto, and such documents, when executed, shall become part of the Loan Documents, as defined herein.

  2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
  --  ---------------------------------------------
represents and warrants to Template that the statements in the following paragraphs of this Section 2 are all true and correct:
                   ---------

    2.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION.  The Company is a
    ---  ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

    2.2  CAPITALIZATION.  Immediately prior to the closing of this transaction,
    ---  --------------
the capitalization of the Company consists of a total of 2,000,000 authorized shares of common stock without par value (the "Common Stock"), of which
                                               ------------
1,267,197 shares are issued and outstanding. There are no options, warrants or similar rights to purchase or acquire equity interests in the Company outstanding.

    2.3  DUE AUTHORIZATION.  All corporate action on the part of the Company,
    ---  -----------------
its officers, directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Loan Documents and the Warrant has been taken or will be taken prior to the Closing, and the Loan Documents and the Warrant, when executed, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

    2.4  VALID ISSUANCE OF STOCK.
    ---  -----------------------

         (a) Any shares issued upon the conversion of the Note and exercise of the Warrant (the "Conversion Shares"), have been duly and validly reserved
                  -----------------
for issuance and, upon issuance in accordance with the terms of the Note, will be duly and validly issued, fully paid and nonassessable.

         (b)  Based in part on the representations made by Template in Section
                                                                     ---------
3 hereof, the Conversion Shares (assuming no change in applicable law and no unlawful distribution of the Conversion Shares by Template or other parties) will be issued in full compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act");
                                                             --------
provided that, with respect to the Conversion Shares, no
-------------

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

commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon conversion and no additional consideration is paid for the Conversion Shares other than surrender of the Note in accordance with the Note or exercise of the Warrant in accordance with the terms of the Warrant, as the case may be.

         (c) The outstanding shares of the capital stock and the Company are duly and validly issued, fully paid and nonassessable, and such shares of capital stock, and all outstanding options, warrants, convertible notes and other securities of the Company, have been issued in full compliance with the registration and prospectus delivery requirements of the 1933 Act or in compliance with applicable exemptions therefrom, the registration and qualification requirements of all applicable securities laws of states of the United States and all other provisions of applicable securities laws of states of the United States, including, without limitation, anti-fraud provisions. The Conversion Shares will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders; provided, however, that
                                                        --------- -------
the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Conversion Shares will not be subject to any preemptive rights or rights of first refusal which have not been waived.

    2.5  FINANCIAL STATEMENTS.  All financial statements and information
    ---  --------------------
delivered to Template by the Company (including, without limitation, the balance sheets and income statements of the Company for the six-month period ended June 30, 1998) were prepared in accordance with generally accepted accounting principles, are correct and complete and present fairly the Company's financial condition, and reflect all of the Company's known liabilities, contingent or otherwise, as of the date of such statement and information, and since such date no material adverse change in the Company's assets, liabilities, financial condition, business or operations has occurred.

    2.6  TAXES.  All tax returns and reports of each the Company required by law
    ---  -----
to be filed have been duly filed, and all taxes, assessments, other governmental charges or levies (other than those presently payable without penalty or interest and those that are being contested in good faith in appropriate proceedings) upon the Company and upon any of its properties, assets, income or franchises, that are due and payable have been paid.

    2.7  LITIGATION.  There is no action, suit or proceeding pending or, to the
    ---  ----------
knowledge of the Company, threatened against or affecting it that, either in any case or in the aggregate, may result in any material adverse change in the business, properties or assets or in the condition, financial or otherwise, of the Company, or that may result in any material liability on its part, or that questions the validity of any of the Loan Documents or any action taken or to be taken in connection with the Loan Documents.

    2.8  NO BREACH.  The execution and delivery of the Loan Documents, and
    ---  ---------
compliance with the provisions of the Loan Documents, will not conflict with or violate any provisions of law or conflict with, result in a breach of, or constitute a default under a the

Company's charter and bylaws, or any judgment, order or decree binding on it, or any other agreements to which it is a party.

    2.9  NO DEFAULTS.  The Company is not in default with respect to any debt,
    ---  -----------
direct or indirect.

    2.10  COMPLIANCE.  The Company is in compliance in all material respects
    ----  ----------
with all applicable laws and regulations, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended.

    2.11  APPROVALS. No authorizations, approvals or consents of, and no filings
   ----   ---------
and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance of the Loan Documents by the Company.

    2.12  TITLE TO ASSETS.  The Company has good and marketable title to all of
    ----  ---------------
its assets, subject only to the liens and security interests permitted by the Loan Documents.

    2.13  INSURANCE.  The Company has in full force and effect fire and casualty
    ----  ---------
insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties or assets that might be damaged or destroyed.

    2.14  USE OF PROCEEDS.   The Company shall use the proceeds of the First
    ----  ---------------
Loan and the Second Loan, as the case may be, solely for construction of the SOC and to make other expenditures in connection with the creation, establishment or staffing of the SOC.


  3.  REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF TEMPLATE.
  --  --------------------------------------------------------------
Template hereby represents and warrants to the Company that:

    3.1  AUTHORIZATION.  This Agreement, the Loan Documents and the Warrant
    ---  -------------
constitute Template's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Template represents that it has full power and authority to enter into this Agreement, the Loan Documents and the Warrant.

    3.2  DISCLOSURE OF INFORMATION.  Template has received or has had full
    ---  -------------------------
access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note and Warrant to be purchased by Template under this Agreement. Template further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and Warrant and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished

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

to Template or to which Template had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.
   ---------

    3.3  ACCREDITED INVESTOR STATUS. Template certifies that it is an
    ---  --------------------------
"accredited investor" within the meaning of Regulation D promulgated under the 1933 Act and that any transfer or resale of the Conversion Shares will be in accordance with the registration requirements of the 1933 Act or pursuant to an available exemption therefrom.

    3.4  PURCHASE FOR OWN ACCOUNT.  The Note, the Warrant and the Conversion
    ---  ------------------------
Shares (collectively  the "Securities") to be issued upon conversion of the Note
                           ----------
and exercise of the Warrant will be acquired for investment for Template's own account, not as a nominee or agent or for the account or benefit of any U.S. person, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and each Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Template also represents that it has not been formed for the specific purpose of acquiring the Securities.

    3.5  INVESTMENT EXPERIENCE.  Template understands that the acquisition of
    ---  ---------------------
the Securities involves substantial risk. Template: (i) has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its acquisition of the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this acquisition of the Securities and protecting its own interests in connection with this acquisition and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables it to be aware of the character, business acumen and financial circumstances of such persons.

    3.6  RESTRICTED SECURITIES.  Template understands that the Securities are
    ---  ---------------------
characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Template represents that it is familiar with the resale limitations imposed by Rule 144 of the rules and regulations promulgated under the 1933 Act. Template understands that the Company is under no obligation to register any of the securities sold hereunder. Template understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

  4.  MISCELLANEOUS.
  --  -------------

    4.1  PRESS RELEASES.  The parties agree that there will be no press release
    ---  --------------
or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby unless required by law or mutually agreed to and further agree to keep the terms and conditions of the Loan Documents and the Warrant in strictest confidence, it being understood that this restriction shall not prohibit disclosure to the parties counsel, accountants and professional advisors.

    4.2  SUCCESSORS AND ASSIGNS.  The terms and conditions of this Agreement
    ---  ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

    4.3  GOVERNING LAW.  This Agreement shall be governed by and construed under
    ---  -------------
the internal laws of the Commonwealth of Virginia, without reference to principles of conflict of laws or choice of laws.

    4.4  COUNTERPARTS.  This Agreement may be executed in two or more
    ---  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    4.5  NOTICES.  Any notice, request or other communication required or
    ---  -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

          If to the Company at:

                   Eagle Eye Technologies, Inc.
                   950 Herndon Parkway, Suite 230
                   Herndon, Virginia  20170
                   Attention:  President

with a copy to:    Tucker, Flyer & Lewis
                   1615 L Street, N.W., Suite 400
                   Washington, D.C.  20036-5612
                   Attention: Thomas J. Knox, Esquire

or, in the case of Template Software, Inc.
   Template, at:   45365 Vintage Park Plaza
                   Dulles, Virginia  20166
                   Attn.:  Mr. E. Linwood Pearce




with a copy to:    Hunton & Williams
                   1751 Pinnacle Drive, Suite 1700
                   McLean, Virginia 22102
                   Attention:  Joseph W. Conroy, Esquire

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the mail in the manner set forth above.

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

    4.6  ENTIRE AGREEMENT. This Agreement, together with all exhibits and
    ---  ----------------
schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

    4.7  FURTHER ASSURANCES.  From and after the date of this Agreement, upon
    ---  ------------------
the request of Template or the Company, the Company and Template shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

    4.8  RESERVATION OF SHARES.  The Company shall at all times reserve enough
    ---  ---------------------
shares of Common Stock to accommodate conversion of the Note and exercise of the Warrant.



                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              COMPANY:
                              -------

                              EAGLE EYE TECHNOLOGIES, INC., a Virginia corporation


                              By:     /s/ Michael H. Stone
                                --------------------------
                              Name: Michael H. Stone
                              Title:  Vice President



                            TEMPLATE:
                            --------

                            TEMPLATE SOFTWARE, INC., a Virginia corporation

                            By:  /s/ E. Linwood Pearce
                              ------------------------
                              E. Linwood Pearce
                              Chief Executive Officer

                                   EXHIBIT A
                                   ---------

                      FORM OF CONVERTIBLE PROMISSORY NOTE
                      -----------------------------------

                                   EXHIBIT B
                                   ---------

                                FORM OF WARRANT
                                ---------------

                                   EXHIBIT C
                                   ---------

                           FORM OF SECURITY AGREEMENT
                           --------------------------

                                   EXHIBIT D
                                   ---------

                          FORM OF FINANCING STATEMENT
                          ---------------------------

                                       12